Filed pursuant to Rule 497(e)
Registration Nos. 333-206240; 811-23084

Oakhurst Strategic Defined Risk Fund (the “Fund”)

Institutional Class
(Trading Symbol: OASDX)

Advisor Class
(not available for purchase)

A Series of Series Portfolios Trust

Supplement dated March 17, 2026 to
the Prospectus and Statement of Additional Information dated August 28, 2025

Based upon the recommendation of Lido Advisors, LLC (the “Advisor”), the Board of Trustees (the “Board”) of Series Portfolios Trust (the “Trust”) has approved a plan of liquidation (the “Plan of Liquidation”) for the Oakhurst Strategic Defined Risk Fund (the “Fund”), a series of the Trust. After careful consideration of a number of factors, including the Advisor’s recommendation, the Board determined that it is in the best interests of the Fund and its shareholders to liquidate the Fund. Pursuant to the terms of the Plan of Liquidation, the Fund is expected to be liquidated on or around April 28, 2026 (the “Liquidation” or “Liquidation Date”). Shareholder approval of the Plan of Liquidation is not required.
In anticipation of the Liquidation, effective as of the close of trading on the New York Stock Exchange on March 17, 2026, the Fund will be closed to new investments. In addition, in anticipation of the Liquidation, the Advisor will begin an orderly transition of the Fund’s portfolio holdings to cash and cash equivalents and the Fund will cease investing its assets in a manner designed to achieve its investment objective. The Fund will bear all transaction costs incurred in connection with the liquidation of the Fund’s assets. The Advisor will bear all other expenses incurred in carrying out the Plan of Liquidation.
Under the terms of the Plan of Liquidation, the Fund will liquidate its assets at the close of business on or about the Liquidation Date, at which time the Fund’s shareholders will receive a liquidating distribution in an amount equal to the net asset value of their Fund shares after all charges, taxes, expenses and liabilities of the Fund have been paid or provided for.
Shareholders may voluntarily redeem their shares before the Liquidation Date. Accounts not redeemed by the Liquidation Date, will automatically be redeemed as of the close of business on the Liquidation Date and net cash proceeds, less any required tax withholding, as described below, will be sent to the address of record.
The sale of portfolio holdings results in the Fund realizing gains or losses, and the proceeds payable to shareholders will generally be subject to federal and possibly state and local income taxes if the redeemed shares are held in a taxable account, and the proceeds exceed your adjusted basis in the shares redeemed. The Fund may also make a distribution of undistributed net income and/or capital gains prior to the Liquidation Date. You should consult with your tax advisor for further information.
Please contact the Fund at 844-OAKHRST (844-625-4778) if you have any questions.

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Please retain this supplement for your reference.